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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


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                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): April 16, 2007

                            ZOLTEK COMPANIES, INC.
            (Exact name of registrant as specified in its charter)

   MISSOURI                       0-20600                        43-1311101
(State or other              (Commission File                 (I.R.S. Employer
jurisdiction of                   Number)                      Identification
 organization)                                                     Number)

3101 MCKELVEY ROAD
ST. LOUIS, MISSOURI                                                 63044
(Address of principal executive offices)                          (Zip Code)

                                (314) 291-5110
             (Registrant's telephone number, including area code)

                                NOT APPLICABLE
         (Former name or former address if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02         DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                  DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

                  (b) On April 18, 2007, Zoltek Companies, Inc. issued a press release announcing that George E. Husman had been appointed Chief Technology Officer and John L. Kardos retired from Zoltek's Board of Directors effective April 16, 2007. The text of the press release is attached hereto as Exhibit 99.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

                  (a) Financial statements of businesses acquired. Not
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                      applicable.

                  (b) Pro forma financial information. Not applicable.
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                  (c) Exhibits. See Exhibit Index.
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                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 19, 2007

                                            ZOLTEK COMPANIES, INC.



                                            By  /s/ Kevin Schott
                                                -----------------------------
                                                Kevin Schott
                                                Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibit
Number                            Description
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  99                   Press Release, dated April 18, 2007.

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